SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date earliest event reported) September 15, 2008

Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.	Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.
1-11299	ENTERGY CORPORATION (a Delaware corporation) 639 Loyola Avenue New Orleans, LA 70113 Telephone (504) 576-4000 72-1229752	1-31508	ENTERGY MISSISSIPPI, INC. (a Mississippi corporation) 308 East Pearl Street Jackson, Mississippi 39201 Telephone (601) 368-5000 64-0205830
1-10764	ENTERGY ARKANSAS, INC. (an Arkansas corporation) 425 West Capitol Avenue Little Rock, Arkansas 72201 Telephone (501) 377-4000 71-0005900	0-5807	ENTERGY NEW ORLEANS, INC. (a Louisiana corporation) 1600 Perdido Street, Building 529 New Orleans, Louisiana 70112 Telephone (504) 670-3700 72-0273040
333-148557	ENTERGY GULF STATES LOUISIANA, L.L.C. (a Louisiana limited liability company) 446 North Boulevard Baton Rouge, Louisiana 70802 Telephone (800) 368-3749 74-0662730	000-53134	ENTERGY TEXAS, INC. (a Texas corporation) 350 Pine Street Beaumont, Texas 77701 Telephone (409) 838-6631 61-1435798
1-32718	ENTERGY LOUISIANA, LLC (a Texas limited liability company) 446 North Boulevard Baton Rouge, LA 70802 Telephone (225) 381-5868 75-3206126

__________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

        [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation.

As more fully-described in Part II, Item 5 in its quarterly report on Form 10-Q for the quarter ended June 30, 2007, and as updated in its Form 10-Q for the quarter ended June 30, 2008, Entergy Corporation ("Entergy") has a $3.5 billion, 5-year bank credit facility available to it. Entergy from time to time has borrowed under the facility and has also from time to time issued letters of credit against the borrowing capacity of the facility. As of September 15, 2008, amounts outstanding under the bank facility are:

Capacity	Borrowings	Letters of Credit	Capacity Available
(In Millions)

$3,500	$3,198	$72	$230

For additional information regarding Entergy's borrowing capacity under this facility and Entergy's and its subsidiaries' other facilities and sources of liquidity as of August 31, 2008, see Appendix B to the press release, dated September 19, 2008, which is filed as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 8.01 Other Events.

On September 19, 2008, Entergy issued a press release, which is attached as Exhibit 99.1 hereto and incorporated herein by reference, announcing the preliminary effect on Entergy and its utility operating companies of Hurricane Gustav and an initial assessment of the effect of Hurricane Ike on these companies. The complete text of this release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Release, dated September 19, 2008, issued by Entergy Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                                                        Entergy Corporation
                                                                                                                                                        Entergy Arkansas, Inc.
                                                                                                                                                        Entergy Gulf States Louisiana, L.L.C.
                                                                                                                                                        Entergy Louisiana, LLC
                                                                                                                                                        Entergy Mississippi, Inc.
                                                                                                                                                        Entergy New Orleans, Inc.
                                                                                                                                                        Entergy Texas, Inc.

                                                                                                                                                        By: /s/ Theodore H. Bunting, Jr.
                                                                                                                                                                   Theodore H. Bunting, Jr.
                                                                                                                                                                   Senior Vice President and
                                                                                                                                                                   Chief Accounting Officer

Dated: September 19, 2008